Scudder
Medium Term
Tax Free Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 4/12/83   Total Net Assets as of       Ticker Symbol:  SCMTX
                            6/30/98: $671.30 million
--------------------------------------------------------------------------------

o Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 3.81% as of June 30, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 5.95% and 6.31%, respectively.

o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through June 30, 1998.*

o For one-, three-, and five-year periods ended June 30, 1998, the Fund's total returns placed it in the top one third of similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 5 for additional Lipper performance information.


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-, five-, and ten-year performance, and was rated among 1549, 860, and 349 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                                Table of Contents

   3  Letter from the Fund's President    20  Financial Statements
   4  Performance Update                  23  Financial Highlights
   5  Portfolio Summary                   24  Notes to Financial Statements
   6  Portfolio Management Discussion     28  Officers and Trustees
   9  Glossary of Investment Terms        29  Investment Products and Services
  10  Investment Portfolio                30  Scudder Solutions


                     2 - Scudder Medium Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Medium Term Tax Free Fund's performance over its most recent semiannual period ended June 30, 1998. The Fund posted a 3.81% 30-day net annualized SEC yield as of June 30, equivalent to a taxable yield of 6.31% for investors in the top federal tax bracket. In addition, the Fund earned a four-star Morningstar rating. The Fund's one-, three-, and five-year total returns ranked it in the top one third of similar funds as tracked by Lipper as of June 30, 1998.

     Recent evidence indicates renewed investor interest in tax-exempt bonds. In part this traces to investors who are heavily invested in the stock market seeking to rebalance their portfolios. A recent example was the Long Island Power Authority's successful offering of $3.4 billion of municipal securities -- the largest ever -- which received bids for almost four times that amount from institutional and individual investors. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolio in tax-exempt securities.

     For those of you interested in the newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing. Please see page 29 for more information on Scudder products and services.

     If you have any questions regarding Scudder Medium Term Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Medium Term Tax Free Fund


                     3 - Scudder Medium Term Tax Free Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                        Total Return
Period     Growth      --------------
Ended        of                Average
6/30/98   $10,000   Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $ 10,699      6.99%    6.99%
5 Year    $ 13,202     32.02%    5.71%
10 Year*  $ 19,567     95.67%    6.94%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $ 10,865      8.65%    8.65%
5 Year    $ 13,675     36.75%    6.46%
10 Year   $ 22,197    121.97%    8.30%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER MEDIUM TERM TAX FREE FUND
Year             Amount
----------------------
'88            $10,000
'89            $10,458
'90            $11,066
'91            $11,960
'92            $13,350
'93            $14,820
'94            $15,051
'95            $16,180
'96            $17,017
'97            $18,289
'98            $19,567

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'88            $10,000
'89            $11,138
'90            $11,898
'91            $12,969
'92            $14,498
'93            $16,232
'94            $16,260
'95            $17,694
'96            $18,869
'97            $20,430
'98            $22,197

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                         1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...    $ 10.03  $ 10.04  $ 10.22  $ 10.72  $ 11.20  $ 10.72  $ 10.95  $ 10.92  $ 11.17  $ 11.38
INCOME DIVIDENDS..    $   .55  $   .55  $   .61  $   .65  $   .64  $   .57  $   .55  $   .53  $   .52  $   .52
CAPITAL GAINS
DISTRIBUTIONS.....    $    --  $    --  $    --  $   .01  $   .03  $   .09  $    --  $   .07  $   .03  $   .04
FUND TOTAL
RETURN (%)........       4.58     5.81     8.08    11.62     11.02    1.55     7.50     5.17     7.47     6.99
INDEX TOTAL
RETURN (%)........      11.39     6.81     9.01    11.77     11.96     .20     8.82     6.64     8.27     8.65

*ON NOVEMBER 1, 1990, THE FUND ADOPTED ITS PRESENT NAME AND OBJECTIVES.
PRIOR TO THAT DATE, THE FUND WAS KNOWN AS THE 1990 PORTFOLIO OF THE SCUDDER TAX FREE TARGET FUND AND ITS OBJECTIVE WAS TO PROVIDE HIGH TAX-FREE INCOME AND CURRENT LIQUIDITY. SINCE ADOPTING ITS CURRENT OBJECTIVES, THE CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS ARE 74.08% AND 7.50%, RESPECTIVELY. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the five year and ten year periods would have been lower.


                     4 - Scudder Medium Term Tax Free Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue           19%
Core Cities/Lease                  16%
Hospital/Health                    14%
State General Obligation           11%
School District/Lease               7%
Toll Revenue/Transportation         5%
Other General Obligation/Lease      5%
Sales & Special Tax                 5%
Resource Recovery                   4%
Miscellaneous Municipal            14%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an
important strategy for the Fund,
allowing us to spread risk over a
large number of sectors,
maturities, and geographic areas.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                60%
AA                                 14%
A                                  15%
BBB                                 9%
NR                                  2%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund has maintained high
quality, with 74% of portfolio
assets rated AAA, AA or the
equivalent as of June 30, 1998.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                    3%
1 - 5 years                        31%
5 - 8 years                        36%
8 - 15 years                       30%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 6.5 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, the Fund
maintained an average effective
maturity comparable to its
competitive universe.


                     5 - Scudder Medium Term Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

During a period marked by a heavy supply of municipal bonds as well as rising demand, the performance of municipal bonds was mixed over the six months ended June 30, 1998. Scudder Medium Term Tax Free Fund provided a 2.09% total return for the period, compared with the 2.05% average return of similar funds as tracked by Lipper Analytical Services, Inc. In addition, the Fund posted a 30-day net annualized SEC yield of 3.81% as of June 30, equivalent to fully taxable yields of 5.95% and 6.31%, respectively, for investors in the 36% and 39.6% federal tax brackets. The Fund's total return was comprised of a $0.03 decline in net asset value to $11.38, offset by income distributions of $0.26 per share and $0.005 per share in short-term gains and $0.003 per share in mid-term gains. For the 12-month period ended June 30, the Fund's total return was 6.99%.

Scudder Medium Term Tax Free Fund continues to display competitive long-term performance: As shown in the accompanying chart, the Fund's average annual total return placed it in the top one third of its peer group for one-, three-, and five-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                             Portfolio Reallocations
                                   Boost Bonds

During the first and second quarters of 1998, U.S. equity markets continued their winning ways, despite additional bad economic news from Asia during the second quarter. Bonds actually benefited from news of Asia's troubles (and outperformed equities during the second quarter), as income investors came to believe that the Federal Reserve would not raise interest rates any time soon despite the Fed's well-publicized current bias towards tightening credit. In turn, mutual fund investors began to allocate a larger portion of their portfolios to fixed income, pushing bond prices up further. Long-term Treasuries were the most obvious benefactor of this renewed interest, as 30-year Treasury yields declined to 5.63%, the lowest yield for this class of Treasury security since the U.S. government began auctioning these bonds in 1972.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

TABLE TITLE:

 Competitive Total Return
 (Average annual returns for periods ended June 30, 1998)

TABLE DATA:

           Scudder
           Medium
           Term Tax  Lipper               Number
            Free     average                of
            Fund     annual                Funds   Percentile
  Period   return    return       Rank    tracked   Ranking
  ------   ------    ------       ----    -------   -------
  Six
 Months      2.09%    2.05%       59   of   151      Top 39%

 1 year      6.99%    6.69%       45   of   143      Top 31%

 3 years     6.54%    6.13%       26   of   120      Top 22%

 5 years     5.71%    5.35%       16   of    67      Top 24%

 10 years*   6.94%    6.91%       12   of    24      Top 50%


Past performance does not guarantee future results.

*Scudder Medium Term Tax Free Fund adopted its current name and objective on November 1, 1990.



As is often the case, municipal bonds lagged behind U.S. Treasuries in terms of yield declines and price increases. Though this lag -- when it occurs -- can

                     6 - Scudder Medium Term Tax Free Fund
offer a benefit when yields are rising and fixed-income markets are volatile, municipal bonds registered more modest gains compared with Treasuries during the first six months of 1998. Over the period, 10-year Treasury bond yields declined one-third of a percentage point and their prices rose 2.4%, while 10-year municipal bond yields and prices were unchanged.

Part of the municipal market's slower reaction to favorable economic conditions for bonds compared with Treasuries can be attributed to the complexity of pricing the wide range of municipal bonds available in the marketplace, but supply issues played the most significant role: While Treasury supply has contracted recently, thanks to the shrinking Federal deficit, the supply of municipal bonds has grown substantially, overwhelming recent increases in demand. Municipal supply during the first six months of 1998 was $149 billion, up 54% compared with the same period in 1997.

                               Three Part Strategy

Our portfolio strategy during the first half of 1998 had three main elements, in conjunction with Scudder Medium Term Tax Free Fund's primary goals of generating high tax-free income while maintaining a significant degree of price stability. First, because longer-intermediate municipal bonds offered more attractive yields, the Fund emphasized 13- to 15-year municipal bonds during the period. Second, the Fund purchased several lower-quality New York City bonds over the six months ended June 30. Lower-quality tax-exempt bonds offer higher yields and often provide greater price stability compared with higher-quality bonds. In February, New York City bonds were upgraded by Moody's Investors Services, Inc., boosting the performance of these bonds as well as the Fund's total return. Third, the Fund continued its strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Additionally, the Fund continued to maintain an average effective maturity similar to that of its competitive universe. As of June 30, the Fund's average effective maturity was 6.5 years. The Fund's overall portfolio quality remains high, with 74% of the Fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1998, the Fund held securities issued in 37 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                           Cautious Optimism on Bonds

It is difficult to predict whether the Federal Reserve will choose to raise short-term interest rates in the near future to prevent a resurgence of inflation, but we do believe Asia's economic woes by themselves will restrain U.S. economic growth for the remainder of 1998 and into 1999. Because the

                     7 - Scudder Medium Term Tax Free Fund
difference or "spread" between the short- and long-term interest rates of Treasury securities is unusually narrow at present, it's difficult to predict continued significant declines in Treasury rates for the remainder of the year. But as we've mentioned, municipal bonds have lagged Treasuries of late, and we believe longer-maturity municipals have the potential to post gains if the U.S. economy slows.

In conjunction with the Fund's objective to pursue high current income and limited principal fluctuations, the Fund will seek to purchase selected intermediate-maturity noncallable bonds over the coming months, with an eye toward extending the Fund's average maturity. And as always, rather than attempting to predict short-term market movements, we will continue to look for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,
Your Portfolio Management Team

/s/M. Ashton Patton           /s/Philip G. Condon

M. Ashton Patton              Philip G. Condon


                     8 - Scudder Medium Term Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     9 - Scudder Medium Term Tax Free Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.9%
------------------------------------------------------------------------------------------------------------------------------
South Carolina

South Carolina Jobs -- Economic Development Authority, Franciscan Sisters of the
  Poor, St. Francis Hospital, Variable Rate Daily Demand Note, 4%, 7/1/2022* ...  1,000,000          BBB             1,000,000

Washington

Washington Health Care Facilities Authority, Sisters of Providence, Daily Demand
  Note, 1985 Series B, 3.8%, 10/1/2005* ........................................  3,000,000          AA              3,000,000

Wyoming

Sweetwater, County Pollution Control Revenue, Pacific Corp. Project, Variable
  Rate Daily Demand Note, Series 1994, 4%, 11/1/2024 (c)* ......................  2,000,000          AAA             2,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,000,000)                                                             6,000,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.1%
------------------------------------------------------------------------------------------------------------------------------
Alabama

Alabama Street Docks Department, Facilities Revenue, Series 1998, 6%,
  10/1/2007 (c) (e) ............................................................  1,000,000          AAA             1,115,630

Alaska

North Slope Borough, AK, General Obligation:
  Capital Appreciation, Series A, Zero Coupon, 6/30/2006 (c) ................... 11,150,000          AAA             7,761,515
  Capital Appreciation, Series B, Zero Coupon, 6/30/2004 (c) (f) ............... 19,500,000          AAA            14,948,115
  Series A, Zero Coupon, 6/30/2002 (c) .........................................  3,275,000          AAA             2,754,963
  Series A, Zero Coupon, 6/30/2003 (c) (f) .....................................  7,000,000          AAA             5,625,550

Arizona

Arizona Health Facilities Authority, Phoenix Baptist Hospital and Medical
  Center, 6.1%, 9/1/2003 (c) ...................................................  2,000,000          AAA             2,176,740
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B:
  Zero Coupon, 1/1/2003 (c) ....................................................  4,150,000          AAA             3,414,454
  Zero Coupon, 7/1/2003 (c) ....................................................  2,000,000          AAA             1,610,260
Maricopa County, AZ, Unified School District #41, Capital Appreciation Bond:
  Gilbert, Zero Coupon, 7/1/2005 (c) ...........................................  1,790,000          AAA             1,311,623
  Gilbert, Zero Coupon, 1/1/2006 (c) ...........................................  2,925,000          AAA             2,088,567
  Zero Coupon, 7/1/2003 (c) ....................................................  4,500,000          AAA             3,623,085
  Zero Coupon, 1/1/2004 (c) ....................................................  6,000,000          AAA             4,711,980
  Zero Coupon, 7/1/2006 (c) ....................................................  7,605,000          AAA             5,309,735

Arkansas

Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%, 11/1/2011 .............  2,500,000          AA              2,569,675

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
California

California Health Facilities Finance Authority Revenue Bond, Summit Medical
  Center, Series A, 6%, 5/1/2006 (c) ...........................................  3,150,000          AAA             3,491,775
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.25%, 8/1/1998 ..............................................................  2,270,000          A               2,276,129
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009 ............  7,275,000          BBB             5,694,725
Long Beach, CA, Aquarium of the Pacific Project, Series 1995A, 5.75%,
  7/1/2005 .....................................................................  1,300,000          BBB             1,383,837
Orange County, CA, Local Transportation Authority, Sales Tax Revenue, Measure M,
  4.3%, 2/15/2001 (c) ..........................................................  5,100,000          AAA             5,142,636
Orange County, CA, Special Financing Authority, Teeter Plan Revenue, Series C,
  Mandatory Put 11/1/99 at 100, 6.15%, 11/1/2014 ...............................  2,600,000          A               2,667,756
Southern California Public Power Authority, Power Project Revenue, Palo Verde
  Project, Series 1996A, 6%, 7/1/2007 (c) ......................................  3,000,000          AAA             3,375,000

Colorado

Boulder County, CO, Industrial Development Revenue, May Department Stores,
  Colorado Project, Series 1992, 6.25%, 9/1/2007 ...............................  3,500,000          A               3,723,405
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue:
  Series 1996, 6.1%, 12/1/2005 .................................................  2,780,000          AA              3,043,155
  Series 1996, 6.5%, 12/1/2009 .................................................  3,525,000          AA              4,046,947

Connecticut

Bristol, CT, Resource Recovery, Ogden Martin System, 6.125%, 7/1/2003 .......... 10,635,000          A              11,509,303
Connecticut State Health & Educational Facilities Authority, Windham Community
  Memorial Hospital, Series 1996C, 5.75%, 7/1/2011 .............................  3,500,000          BBB             3,584,525

District of Columbia

District of Columbia, Certificate of Participation, Series 1993, 6.875%,
  1/1/2003 .....................................................................  2,155,000          BB              2,250,854
District of Columbia, General Obligation:
  4.7%, 12/1/1999 (c) ..........................................................  5,205,000          AAA             5,266,159
  4.85%, 6/1/2004 (c) ..........................................................    100,000          AAA               103,034
  4.95%, 6/1/2005 (c) ..........................................................    195,000          AAA               202,297
  Refunding, Series 1993 A, 4.85%, 6/1/2004 (c) ................................  1,900,000          AAA             1,937,126
  Refunding, Series 1993 A, 5.875%, 6/1/2005 (c) ...............................  3,650,000          AAA             3,947,658
  Refunding, Series B, 5.3%, 6/1/2005 (c) ......................................  8,000,000          AAA             8,381,440
  Refunding, Series B, Zero Coupon, 6/1/2001 (c) ...............................  7,100,000          AAA             6,276,116
  Series 1993 A-1, 4.95%, 6/1/2005 (c) .........................................  3,745,000          AAA             3,821,773
  Series A, 5.625%, 6/1/2002 (c) ...............................................  8,360,000          AAA             8,779,923

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series A, 5.8%, 6/1/2004 (c) .................................................  6,950,000          AAA             7,444,493
  Series D, 4.7%, 12/1/1999 (c) ................................................    230,000          AAA               233,068
District of Columbia, Redevelopment Land Agency, DC Sports Arena, Special Tax,
  Series 1996, 5.625%, 11/1/2010 ...............................................  2,470,000          BBB             2,514,929

Florida

Dade County, FL, Guaranteed Entitlement Revenue, Prerefunded 2/1/06, Zero
  Coupon:
  8/1/2014 (c) (d) .............................................................  4,000,000          AAA             1,588,520
  8/1/2018 (c) (d) .............................................................  6,000,000          AAA             1,746,960
Escambia County, FL, Utilities Authority, 5%, 1/1/2004 (c) (e) .................  2,000,000          AAA             2,053,900
Orange County, FL, Health Facilities Authority Revenue HSP -- Orlando Regional
  Healthcare, Series 1996A, 6%, 10/1/2003 (c) ..................................  3,000,000          AAA             3,257,850

Georgia

Clayton County, GA, Hospital Authority Revenue, 5.25%, 8/1/2012 (c) ............  2,275,000          AAA             2,341,203
Fulton County, GA, General Obligation, 5.25%, 1/1/2013 (e) .....................  1,500,000          AA              1,573,140
Georgia, General Obligation, 6.75%, 12/1/2012 ..................................  6,620,000          AAA             7,998,284
Georgia, General Obligation, Series B, 6.75%, 9/1/2010 .........................  5,370,000          AAA             6,447,491

Hawaii

Hawaii State General Obligation, Unlimited Tax, Series 1993 CI, 4.75%,
  11/1/2008 ....................................................................  7,050,000          AA              7,153,212

Illinois

Alton, IL, Health Facilities Revenue, 6.7%, 2/15/2000 (c) ......................  1,065,000          AAA             1,082,455
Berwyn, IL, Hospital Revenue, MacNeal Memorial Hospital, Series 1995, 5.25%,
  6/1/2004 (c) .................................................................  3,935,000          AAA             4,101,254
Boone McHenry County, IL, General Obligation, Zero Coupon, 12/1/2012 (c) .......  2,545,000          AAA             1,243,334
Chicago, Illinois, Water Revenue, Capital Appreciation, Series 1997, Zero
  Coupon, 11/1/2011 (c) ........................................................  5,000,000          AAA             2,611,550
Cook County, IL, Community Unit School District 401, Elmwood Park, Series 1997:
  Zero Coupon, 12/1/2007 (c) ...................................................  2,180,000          AAA             1,393,216
  Zero Coupon, 12/1/2009 (c) ...................................................  3,625,000          AAA             2,101,920
Hoffman Estates, IL, Tax Incremental Revenue, Capital Appreciation, Junior Lien:
  Series 1991, Zero Coupon, 5/15/2006 ..........................................  8,500,000          A               5,895,685
  Zero Coupon, 5/15/2004 .......................................................  2,450,000          A               1,875,549
Illinois, General Obligation, 6.7%, Prerefunded 6/1/2000, 6/1/2003 (d) .........  3,640,000          AAA             3,894,181
Illinois, General Obligation, 4.6%, 12/1/2005 ..................................  5,000,000          AA              5,072,050
Illinois Development Finance Authority Refunding Revenue, Commonwealth Edison,
  Series 1994, 5.3%, 1/15/2004 (c) .............................................  7,500,000          AAA             7,839,825

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Revenue, Loyola University, Revenue
  Refunding, Series 1991 A, Zero Coupon, 7/1/2002 (c) ..........................  2,130,000          AAA             1,791,564
Illinois Health Facilities Authority:
  Evangelical Hospitals, Series B, 6.1%, 4/15/2001 (c) .........................  1,240,000          AAA             1,305,968
  Memorial Hospital, Sisters Services, Series A, 6%, 6/1/1999 (c) ..............  2,500,000          AAA             2,551,950
  Sisters Services, Series C, 6.1%, 6/1/2000 (c) ...............................  1,500,000          AAA             1,558,710
  Sisters Services, Series C, 6.2%, 6/1/2001 (c) ...............................  1,900,000          AAA             2,010,808
Kendall, Kane and Will Counties, IL, School District, Zero Coupon,
  3/1/2003 (c) .................................................................  1,345,000          AAA             1,096,646
Macon and Decatur County, IL, Public Building Commission, Certificate of
  Participation, General Obligation, 6.3%, 1/1/2000 (c) ........................  1,320,000          AAA             1,365,606
Metropolitan Pier and Exposition Authority of Illinois, McCormick Place
  Expansion Project, Coupon Receipts, Zero Coupon, 6/15/2004 (c) ............... 14,400,000          AAA            11,058,912
Rosemont, IL, Tax Increment-2, Secondary, Series B, Zero Coupon, 12/1/2002 (c)..  2,785,000          AAA             2,300,661
Rosemont, IL, Tax Increment-3, Secondary, Series C, Zero Coupon, 12/1/2002 (c)..  3,345,000          AAA             2,763,271

Indiana

Indiana Health Facility, Hospital Revenue, Charity Obligation Group, Series D,
  Mandatory Put 11/1/2007 at 100, 5%, 11/1/2026 ................................  3,500,000          AA              3,573,080
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series 1995
  C-1, 5.25%, 7/1/2012 .........................................................  1,340,000          AAA             1,356,402
Indianapolis, IN, Resource Recovery Revenue, Ogden Martin Systems Inc. Project,
  6.75%,12/1/2007 (c) ..........................................................  6,000,000          AAA             6,946,980
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.7%,
  12/1/2002 (c) ................................................................  1,385,000          AAA             1,524,262

Iowa

Iowa Certificate of Participation, Series 1992 A, 6.25%, 7/1/2002 (c) ..........  5,000,000          AAA             5,372,150

Kansas

Kansas City, KS, Utility System Revenue:
  ETM, Zero Coupon, 3/1/2003** (c) .............................................  3,850,000          AAA             3,157,770
  Zero Coupon, 3/1/2003 (c) ....................................................  2,750,000          AAA             2,256,595

Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986A,
  7.35%, 2/1/2003** ............................................................  5,055,000          A               5,704,719
Louisiana Housing Finance Agency, Mortgage Revenue Refunding, Single Family,
  Series 1995 C-1, 5.125%,12/1/2010 (c) ........................................  1,850,000          AAA             1,875,789
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986, 5.95%,
  11/1/2014 (c) ................................................................  1,875,000          AAA             2,041,331

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Massachusetts General Obligation:
  Refunding, Series B, 6.375%, 8/1/2002 ........................................  2,150,000          A               2,331,374
  Series A, 6.4%, 8/1/2003 .....................................................  1,000,000          A               1,098,650
Massachusetts Health & Educational Facilities Authority, St. Joseph's Hospital,
  Series C, Prerefunded 10/1/99, 9.5%, 10/1/2020 (d) ...........................  2,780,000          AAA             3,027,531
Massachusetts Housing Finance Agency, Series 1992 C, FNMA Collateralized:
  6.25%, 5/15/2002 .............................................................  2,000,000          AAA             2,107,800
  6.25%, 11/15/2002 ............................................................  3,420,000          AAA             3,627,218
Massachusetts Industrial Finance Agency:
  Resource Recovery, North Andover Solid Waste, Series A, 6.15%, 7/1/2002 ......  3,250,000          BBB             3,419,293
  Sturdy Memorial Hospital, 7.9%, 6/1/2009 .....................................  1,640,000          A               1,721,836
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue,
  Series A, 6.625%, 7/1/2003 ...................................................  3,165,000          A               3,429,436
Massachusetts Water Resource Authority, Series A, 7.25%, 4/1/2001 ..............  1,000,000          A               1,071,250

Michigan

Greater Detroit, MI, Resource Recovery Authority, Revenue Refunding Bond,
  Series B, 6.25%, 12/13/2008 (c) ..............................................  5,625,000          AAA             6,428,419
Michigan Municipal Bond Authority, Local Government Loan Program, School
  Improvement, Zero Coupon, 6/15/2006 (c) ......................................  4,750,000          AAA             3,335,973
Michigan State Trunk Line Revenue Bond, 5.25%, 11/1/2012 .......................  2,000,000          AA              2,096,600
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/2008 ....................................................  2,000,000          A               2,154,520
Romulus Township, MI, School District, Series II, Zero Coupon, Prerefunded
  5/1/07, 5/1/2022 (c) (d) ..................................................... 12,400,000          AAA             3,031,428

Mississippi

Mississippi Higher Education Assistance Corp., Student Loan Revenue, Series
  1992A, 6.2%, 1/1/2002 ........................................................  1,200,000          A               1,259,484
Mississippi Hospital Equipment and Facilities Authority Revenue, Rush Medical
  Foundation, Series 1997A, 5.4%, 1/1/2007 .....................................  1,920,000          BBB             1,936,934

Nevada

Clark County, NV, School District, General Obligation, Building and
  Renovation, Series B, 6.5%, 6/15/2007 (c) ....................................  7,000,000          AAA             8,039,360
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011 ....................................................................  2,370,000          AA              2,478,143

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
New Hampshire

New Hampshire Higher Education & Health Facilities Authority, Hospital Revenue:
  Catholic Charities Series 1997A, 5.75%, 8/1/2011 .............................  1,300,000          SKI             1,335,555
  Frisbie Memorial Hospital, Series 1993, 5.25%, 10/1/1999 .....................  1,385,000          BBB             1,399,390

New Jersey

New Jersey State General Obligation, Series E, 6%, 7/15/2003 ...................  5,750,000          AA              6,232,023
New Jersey Economic Development Authority, Series A, 7%, 7/1/2004 (c) ..........  2,500,000          AAA             2,849,550

New Mexico

Bernalillo County, NM, Gross Receipts Tax Revenue, 5%, 4/1/2012 ................  1,000,000          AA              1,023,940

New York

Metropolitan Transportation Authority of New York:
  Commuter Facilities Revenue:
   6.75%, 7/1/2000 .............................................................  1,200,000          BBB             1,260,780
   6.9%, 7/1/2001 ..............................................................  1,280,000          BBB             1,376,243
  Transit Facilities Revenue:
   Series M, 5.5%,7/1/2008 (c) .................................................  6,320,000          AAA             6,792,926
   Service Contract, 6.75%, 7/1/2000 ...........................................  2,270,000          BBB             2,384,976
   Service Contract Lease Revenues, 6.9%, 7/1/2001 .............................  2,415,000          BBB             2,596,584
   Service Contract, Series O, 5.75%, 7/1/2007 .................................  1,975,000          BBB             2,121,308
New York City, NY, General Obligation:
  Prerefunded, Series B, 6.6%, 10/1/2003 (d) ...................................  9,380,000          AAA            10,404,283
  Prerefunded, Series H, ETM, 6.9%, 2/1/2001** (d) .............................    505,000          AAA               541,234
  Series A, 6%, 8/1/2005 (c) ...................................................  2,560,000          AAA             2,807,424
  Series A, 7%, 8/1/2004 .......................................................  7,650,000          A               8,653,604
  Series B, 7.25%, 8/15/2007 ...................................................  2,900,000          A               3,437,486
  Series C, 6.3%, 8/1/2003 (c) .................................................     50,000          AAA                54,496
  Series 1992 B, 6.4%, 10/1/2002 ...............................................  4,905,000          A               5,303,826
  Series 1995 B, 6.75%, 8/15/2003 ..............................................  7,000,000          A               7,751,030
  Series 1995 E, 6.6%, 8/1/2004 ................................................  2,500,000          A               2,778,650
  Series 1996 A, 7%, 8/1/2006 ..................................................  2,000,000          BBB             2,313,660
  Series 1996 G, 6.75%, 2/1/2009 ...............................................  5,000,000          A               5,779,050
  Unrefunded Balance, Series B, 6.6%, 10/1/2003 ................................    820,000          NR                899,827
New York State FHA Hospital Revenue Bond, 5.5%, 2/1/2011 .......................  4,825,000          AAA             5,141,086
New York State, Revenue Bonds, Dormitory Authority, 7%, 5/15/2016 ..............  1,900,000          A               2,022,512

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority:
  City University System, Consolidated Revenue Lease, Series A, 5.5%, 7/1/2003..  8,000,000          BBB             8,380,320
  City University System, Consolidated Revenue Lease, Series A, 5.5%,
  7/1/2003 (c) .................................................................  1,250,000          AAA             1,322,638
  College and University Pooled Capital Program, 7.8%,12/1/2005 (c) ............    910,000          AAA               940,958
  Cons City University System, 5.75%, 7/1/2006 (c) .............................  1,750,000          AAA             1,906,678
New York State Energy Research and Development Authority, Pollution Control
  Revenue, Electric and Gas, 5.9%, 12/1/2006 (c) ...............................  5,200,000          AAA             5,747,508
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/2009 ................................................  5,675,000          AAA             5,974,697
New York State Thruway Authority, Special Obligation, Zero Coupon, 1/1/2002 ....  3,155,000          BBB             2,692,225
New York State Urban Development Corp. Revenue, Correctional Facilities:
  Series A, 5.3%, 1/1/2005 (c) .................................................  7,000,000          AAA             7,365,050
  Series A, 5.4%, 1/1/2006 (c) .................................................  3,500,000          AAA             3,714,725

North Carolina

North Carolina, Municipal Power Agency #1 Catawba Electric Revenue:
  Series 1992, 5.9%,1/1/2003 (c) ...............................................  2,550,000          AAA             2,722,712
  Series 1993, 4.1%, 1/1/2005 (c) ..............................................  3,000,000          AAA             2,955,570

North Dakota

Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991, Zero
  Coupon, 5/1/2000 (c) .........................................................  2,850,000          AAA             2,646,282
Grand Forks, ND, Health Care Facilities, United Hospital Obligation Group,
  Series A, 6%, 12/1/2002 (c) ..................................................  1,160,000          AAA             1,242,267

Ohio

Franklin County, OH, Health Care Facilities, Revenue Refunding, Ohio
  Presbyterian Services:
   Series 1997, 5.15%, 7/1/2007 ................................................  1,000,000          SKI             1,010,770
   Series 1997, 5.4%, 7/1/2010 .................................................  1,000,000          SKI             1,014,650
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.375%, 7/1/2004 ............  4,495,000          BBB             4,796,884

Oregon

Chemeketa, OR, Community College General Obligation, 5.5%, 6/1/2013 ............  2,170,000          AAA             2,330,406

Pennsylvania

Armstrong County, PA, Hospital Authority, St. Frances Medical Center, Series A,
  6.2%, 6/1/2003 (c) ...........................................................  3,090,000          AAA             3,353,392
Delaware County, PA, Industrial Development Authority, Resource Recovery
  Revenue, Series A, Refunding Bond, 6.5%, 1/1/2008 ............................  3,000,000          A               3,349,110

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Montgomery County, PA, Redevelopment Authority, Multi Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6%, 7/1/2004 ..........................  2,685,000          BBB             2,791,729
Philadelphia, PA, General Obligation, Refunding Revenue, Series A, 11.5%,
  8/1/1999 (c) .................................................................  1,000,000          AAA             1,080,830
Schuykill County, PA, Redevelopment Authority, Lease Rental, Series A, 6.55%,
  6/1/2000 (c) .................................................................  1,105,000          AAA             1,157,079
Scranton-Lackawanna, PA, Health & Welfare Authority, Community Hospital Medical
  Center Project, Series 1998, 5.5%, 7/1/2008 (c) ..............................  2,725,000          AAA             2,917,603
Somerset County, PA, General Authority, Commonwealth Lease Revenue, ETM,
  6.45%, 10/15/2000 (c)** ......................................................  2,000,000          AAA             2,110,980

South Carolina

South Carolina Jobs -- Economic Development Authority, Franciscan Sisters of the
  Poor Health System Inc., St. Francis Hospital, 6.375%, 7/1/2004 ..............  3,420,000          BBB             3,649,687
Sumter County, SC, Hospital Facility Revenue Refunding, Tuomey Medical Center,
  6.375%,11/15/1999 (c) ........................................................  1,000,000          AAA             1,034,530

South Dakota

South Dakota Student Loan Assistance Corp. Revenue, Series A, 7%, 8/1/1998 .....    490,000          A                 491,382

Tennessee

Nashville and Davidson Counties, TN, Water and Sewer Revenue, 5.25%,
  1/1/2013 (c) .................................................................  3,310,000          AAA             3,467,854

Texas

Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/2009 (c) .......  6,775,000          AAA             3,967,508
Brownsville, TX, Utility System Revenue Refunding:
  Series 1995, 6%, 9/1/2008 (c) ................................................  1,000,000          AAA             1,119,520
  Series 1995, 6%, 9/1/2009 (c) ................................................  2,700,000          AAA             3,032,100
Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/2006 ..........................  1,115,000          A               1,115,145
Denison, TX, Hospital Authority, Revenue Bond, Texoma Medical Center Inc.
  Project, Series 1997, 6.125%, 8/15/2012 ......................................  1,000,000          BBB             1,055,890
Harris County, TX, Toll Road Authority, Toll Road Revenue, Subordinate Lien:
  Series A, Zero Coupon, 8/15/2006 (c) .........................................  3,915,000          AAA             2,711,999
  Series A, Zero Coupon, 8/15/2007 (c) .........................................  1,050,000          AAA               692,129
Houston, TX, Water & Sewer System Authority, Series C, Zero Coupon,
  12/1/2004 (c) ................................................................  5,000,000          AAA             3,764,650
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson Medical
  Center, Series 1993, 6.5%, 12/1/2012 .........................................  1,825,000          BBB             1,958,864
Texas Municipal Power Agency, Zero Coupon, 9/1/2007 (c) ........................  8,385,000          AAA             5,515,905

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Texas Public Finance Authority, Building Revenue Refunding, Zero Coupon,
  2/1/2009 (c) .................................................................  5,860,000          AAA             3,561,415

Utah

Intermountain Power Agency, UT, Power Supply Revenue:
  Series B, 6.25%, 7/1/2006 (c) ................................................  8,000,000          AAA             8,954,960
  Series B, Zero Coupon, 7/1/2001 (c) .......................................... 10,495,000          AAA             9,244,521
  Series B, Zero Coupon, 7/1/2002 (c) ..........................................  2,500,000          AAA             2,102,775
Salt Lake County, UT, Water Conservation District, Series A, Zero Coupon,
  10/1/2003 (c) ................................................................  3,200,000          AAA             2,548,640

Virgin Islands

Virgin Islands, General Obligation, Public Finance Authority Revenue, Matching
  Fund Loan Notes:
   Series A, 6.7%, 10/1/1999 ...................................................  3,170,000          SKI             3,287,512
   Series A, 6.8%, 10/1/2000 ...................................................  1,035,000          SKI             1,099,646
Virgin Islands Revenue Bonds, Public Finance Authority, 5.5%, 10/1/2005 ........  3,000,000          BBB             3,142,080
Virgin Islands, Water and Public Finance Authority, 5.25%, 7/1/2009 ............  2,000,000          SKI             2,059,840

Washington

Clark County, WA, School District, General Obligation, 5%, 12/1/2011 (c) .......  1,820,000          AAA             1,864,699
Clark County, WA, Public Utility District #1, Generating System Revenue Bonds,
  6%, 1/1/2007 (c) ............................................................. 12,150,000          AAA            13,425,872
King County, WA, Public Hospital District, Hospital Facility, Revenue Refunding
  Bond, Valley Medical Center, 6%, 9/1/2009 (c) ................................  1,940,000          AAA             2,153,497
Snohomish County, WA, Public Utility District #1, Series 1991B, 6.4%, 1/1/2000..  2,000,000          A               2,070,820
Washington Public Power Supply System, Nuclear Project #1, Refunding Revenue:
  Series A, 6%, 7/1/2005 (c) ...................................................  2,950,000          AAA             3,218,834
  Series B, 5.15%,7/1/2002 .....................................................  5,275,000          AA              5,444,117
Washington Public Power Supply System, Nuclear Project #2, Refunding Revenue:
  Series 1990c, 7.5%, 7/1/2003 .................................................  5,800,000          AA              6,372,286
  Series A, 6.3%, 7/1/2001 .....................................................  6,000,000          AA              6,356,880
  Series A, 4.9%, 7/1/2005 .....................................................  4,330,000          AA              4,417,423
  Series A, 5.8%, 7/1/2007 .....................................................  2,120,000          AA              2,289,579
  Series A, 5.25%, 7/1/2008 ....................................................  3,000,000          AA              3,102,930
  Series B, 5.15%, 7/1/2002 ....................................................  6,085,000          AA              6,280,085
Washington Public Power Supply System, Nuclear Project #3, Refunding Revenue:
  Series B, 7.15%, 7/1/2001 ....................................................  1,310,000          AA              1,390,264
  Series B, 5.15%, 7/1/2002 ....................................................  3,165,000          AA              3,266,470

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Medium Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series B, 5.25%,7/1/2003 .....................................................  3,000,000          AA              3,117,480
  Series B, Zero Coupon, 7/1/2004 (c) ..........................................  8,000,000          AAA             6,088,720
Washington State Higher Education Facilities Revenue Bond, 4.95%, 4/1/2011 (c)..  1,500,000          AAA             1,521,165
Washington State Housing Finance, Series A, 7.1%, 12/1/2017 ....................    590,000          AAA               600,543

West Virginia

South Charleston, WV, Pollution Control Revenue, Union Carbide, 7.625%,
  8/1/2005 .....................................................................  2,000,000          BBB             2,340,720

Wisconsin

Wisconsin Health & Educational Facilities Authority:
  Columbia Hospital Inc., 6.125%, 11/15/2001 (c) ...............................  1,000,000          AAA             1,062,190
  Wheaton Franciscan Hospital:
   5.8%, 8/15/2004 (c) .........................................................  1,675,000          AAA             1,798,682
   6%, 8/15/2002 (c) ...........................................................  1,000,000          AAA             1,067,080
  Mercy Health System Corporation,
   6%, 8/15/2005 (c) ...........................................................  1,400,000          AAA             1,530,284
   6.125%, 8/15/2006 (c) .......................................................  1,480,000          AAA             1,641,542
   6.25%, 8/15/2007 (c) ........................................................  1,000,000          AAA             1,122,560
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $621,466,146)                                                          659,509,737
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $627,466,146) (a)                                                       665,509,737
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $627,466,146. At June 30, 1998, net unrealized appreciation based on tax cost for all securities was $38,043,591. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,310,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $266,786.

  (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

  (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  (e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

  (f) At June 30, 1998, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                     19 - Scudder Medium Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $627,466,146) ................      $ 665,509,737
                 Cash .................................................................            422,462
                 Receivable for investments sold ......................................          4,786,718
                 Interest receivable ..................................................          9,091,087
                 Receivable for Fund shares sold ......................................            405,739
                 Other assets .........................................................             11,905
                                                                                           ----------------
                 Total assets .........................................................        680,227,648
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................          6,799,701
                 Dividends payable ....................................................            933,321
                 Payable for Fund shares redeemed .....................................            729,406
                 Accrued management fee ...............................................            305,262
                 Other payables and accrued expenses ..................................            156,058
                                                                                           ----------------
                 Total liabilities ....................................................          8,923,748
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 671,303,900
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ............         38,043,591
                 Accumulated net realized gain ........................................            590,631
                 Paid-in capital ......................................................        632,669,678
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 671,303,900
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($671,303,900 / 58,990,116 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $11.38
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                     20 - Scudder Medium Term Tax Free Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $  17,658,585
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         1,917,736
                 Services to shareholders .............................................           324,823
                 Custodian and accounting fees ........................................            93,162
                 Trustees' fees and expenses ..........................................            19,440
                 Reports to shareholders ..............................................            31,039
                 Auditing .............................................................            26,237
                 Registration fees ....................................................            12,284
                 Legal ................................................................             8,069
                 Other ................................................................             7,783
                                                                                           ----------------
                                                                                                2,440,573
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         15,218,012
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments ..............................           827,498
                 Net unrealized appreciation (depreciation) during the period on
                   investments ........................................................        (2,485,980)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (1,658,482)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  13,559,530
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     21 - Scudder Medium Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                         Six Months
                                                                                            Ended
                                                                                          June 30,         Year Ended
                                                                                            1998          December 31,
Increase (Decrease) in Net Assets                                                        (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................       $  15,218,012     $  29,971,130
                 Net realized gain (loss) from investments .....................             827,498         1,973,818
                 Net unrealized appreciation (depreciation) on
                   investments during the period ...............................          (2,485,980)       15,628,599
                                                                                      ----------------  ----------------
                 Net increase in net assets resulting from operations ..........          13,559,530        47,573,547
                                                                                      ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ....................................         (15,218,012)      (29,971,130)
                                                                                      ----------------  ----------------
                 From net realized gains from investment transactions ..........            (475,919)       (2,873,760)
                                                                                      ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................          92,492,805       128,178,450
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................           9,880,746        21,001,873
                 Cost of shares redeemed .......................................         (85,886,289)     (157,462,022)
                                                                                      ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................          16,487,262        (8,281,699)
                                                                                      ----------------  ----------------
                 Increase (decrease) in net assets .............................          14,352,861         6,446,958
                 Net assets at beginning of period .............................         656,951,039       650,504,081
                                                                                      ----------------  ----------------
                 Net assets at end of period ...................................       $ 671,303,900     $ 656,951,039
                                                                                      ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................          57,554,739        58,325,377
                                                                                      ----------------  ----------------
                 Shares sold ...................................................           8,106,993        11,430,174
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................             868,179         1,872,167
                 Shares redeemed ...............................................          (7,539,795)      (14,072,979)
                                                                                      ----------------  ----------------
                 Net increase (decrease) in Fund shares ........................           1,435,377          (770,638)
                                                                                      ----------------  ----------------
                 Shares outstanding at end of period ...........................          58,990,116        57,554,739
                                                                                      ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     22 - Scudder Medium Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                     Six Months
                                   Ended June 30,
                                        1998                        Years Ended December 31,
                                     (Unaudited)       1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of        ----------------------------------------------------------------------------------
  period .........................     $11.41         $11.15       $11.26       $10.39       $11.36       $10.86
Income from investment               ----------------------------------------------------------------------------------
 operations:
Net investment income ............        .26            .52          .53          .54          .53          .60
Net realized and unrealized
  gain (loss) on investments .....       (.02)           .31         (.09)         .92         (.92)         .56
                                     ----------------------------------------------------------------------------------
Total from investment operations..        .24            .83          .44         1.46         (.39)        1.16
                                     ----------------------------------------------------------------------------------
Less distributions:
From net investment income .......       (.26)          (.52)        (.53)        (.54)        (.53)        (.60)
From net realized gains on
  investments ....................       (.01)          (.05)        (.02)        (.05)        (.05)        (.06)
                                     ----------------------------------------------------------------------------------
Total distributions ..............       (.27)          (.57)        (.55)        (.59)        (.58)        (.66)
                                     ----------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------
Net asset value, end of period ...     $11.38         $11.41       $11.15       $11.26       $10.39       $11.36
                                     ----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Return (%) .................       2.09**         7.69         4.02        14.32(a)     (3.50)(a)    10.94(a)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...................        671            657          651          712          701        1,017
Ratio of operating expenses
  net, to average daily net
  assets (%) .....................        .73*           .74          .72          .70          .63          .14
Ratio of operating expenses
  before expense reductions, to
  average daily net assets .......        .73*           .74          .72          .72          .71          .75
Ratio of net investment income
  to average daily net
  assets (%) .....................       4.56*          4.67         4.75         4.92         4.94         5.35
Portfolio turnover rate (%) ......       10.4*          13.4         14.1         36.1         33.8         37.3

(a) Total returns may have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                     23 - Scudder Medium Term Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                     24 - Scudder Medium Term Tax Free Fund

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $45,311,271 and $34,544,874, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the management fee aggregated $1,917,736 which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998 the amount charged to the Fund by SSC amounted to $175,909 of which $28,816 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $46,943, of which $7,731 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,440.


                     25 - Scudder Medium Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.


                     26 - Scudder Medium Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.


                     27 - Scudder Medium Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

M. Ashton Patton*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     28 - Scudder Medium Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Medium Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Medium Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Medium Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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